                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Sector Series Inc.:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Sector Series Inc. (the "Funds"), in these Prospectuses and Statements of Additional Information, of our reports dated December 12, 2001, on the statements of assets and liabilities as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended October 31, 2001 and for the period from February 28, 2000 (commencement of operations) to October 31, 2000. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Auditors" in the Statements of Additional Information.

Portfolios
----------
Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund

                                                             KPMG LLP

New York, New York
February 10, 2002

                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Sector Series Inc.:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Sector Series Inc. (the "Funds"), in these Prospectuses and Statements of Additional Information, of our reports dated December 12, 2001, on the statements of assets and liabilities as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended October 31, 2001 and for the period from August 31, 2000 (commencement of operations) to October 31, 2000. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Auditors" in the Statements of Additional Information.

Portfolios
----------
Smith Barney Biotechnology Fund
Smith Barney Global Media & Telecommunications Fund

                                                             KPMG LLP

New York, New York
February 5, 2002